EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10- K/A of AfterMaster, Inc. (the “Company”) for the period ended June 30, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Lawrence Ryckman, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 25, 2016	By:	/s/ Lawrence Ryckman
Name: Lawrence Ryckman
Title: Chief Executive Officer (Principal Executive Officer)